                                                                      Exhibit 99

                       [Banc of America Securities Logo]
_________________________________________________________

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-H
$580,025,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2 and 2-A-3 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[Banc of America Securities Logo]

August 16, 2004
_________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-H $580,025,000 (approximate)

-------------------------------------------------------------------------------------------------------------------
                                                   To Roll (1)
-------------------------------------------------------------------------------------------------------------------
                                                                     Expected
                                                  Est.   Est.Prin.  Maturity to            Expected
          Approx.      Interest-Principal Type    WAL     Window    Roll @ 25%   Delay     Ratings
Class     Size (2)                               (yrs)    (mos)       CPR        Days   (Fitch/ Moody's)

Offered Certificates
--------------------
1-A-1   $44,871,000    Variable - Pass-thru(3)   1.93    1 - 35     07/25/07      24      AAA / Aaa
1-A-2    44,871,000    Variable - Pass-thru(3)   1.93    1 - 350    07/25/07      24      AAA / Aaa
2-A-1   190,283,000    Variable - Pass-thru(4)   2.58    1 - 59     07/25/09      24      AAA / Aaa
2-A-2   150,000,000    Variable - Pass-thru(4)   2.58    1 - 59     07/25/09      24      AAA / Aaa
2-A-3   150,000,000    Variable - Pass-thru(4)   2.25    1 - 59     07/25/09      24      AAA / Aaa


Not Offered Hereunder
---------------------
B-1         $9,903,000                                                                              N.A.
B-2          3,901,000                                                                              N.A.
B-3          2,100,000                                                                              N.A.
B-4          1,501,000                                                                              N.A.
B-5          1,200,000                                                                              N.A.
B-6          1,500,749                                                                              N.A.
1-A-R              100                                                                              N.A.
1-IO               TBD    Fixed-Interest Only                                                       N.A.
2-IO               TBD    Fixed-Interest Only                                                       N.A.



-------------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Group 1-A and the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of July 2007 and July 2009, respectively.
(2)  Class sizes are subject to change.
(3) For each Distribution Date occurring prior to August 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after August 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(4) For each Distribution Date occurring prior to August 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, respectively. For each Distribution Date occurring in the month of or after August 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).















Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                                                               2

BoAMS 2004-H $580,025,000 (approximate)

-----------------------------------------------------------------------------------------------------------------
                                                  To Maturity


                                                   Est.    Est. Prin.  Expected               Expected
           Approx.                                 WAL     Window       Final      Delay       Ratings
Class      Size(1)      Interest-Principal Type   (yrs.)   (mos)(4)    Maturity(4)  Days    (Fitch/Moody's)

Offered Certificates
1-A-1    $44,871,000    Variable - Pass-thru(2)    3.21    1 - 360    08/25/2034     24      AAA / Aaa
1-A-2     44,871,000    Variable - Pass-thru(2)    3.21    1 - 360    08/25/2034     24      AAA / Aaa
2-A-1    190,283,000    Variable - Pass-thru(3)    3.31    1 - 360    08/25/2034     24      AAA / Aaa
2-A-2    150,000,000    Variable - Pass-thru(3)    3.31    1 - 360    08/25/2034     24      AAA / Aaa
2-A-3    150,000,000    Variable - Pass-thru(3)    3.31    1 - 360    08/25/2034     24      AAA / Aaa
-----------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.
(2) For each Distribution Date occurring prior to August 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after August 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(3) For each Distribution Date occurring prior to August 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, respectively. For each Distribution Date occurring in the month of or after August 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(4) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.











Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                               3

BoAMS 2004-H $580,025,000 (approximate)


-----------------------------------------------------------------------------------------------------------------
                                      Preliminary Summary of Terms

Transaction:                          Banc of America Mortgage Securities Inc.
                                      Mortgage Pass-Through Certificates, Series 2004-H

Lead Manager (Book Runner):           Banc of America Securities LLC

Co-Managers:                          Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:                  Bank of America, N.A.

Trustee:                              Wells Fargo Bank, N.A.

Rating Agencies:                      Fitch Ratings (Class A Certificates and Subordinate Certificates) and
                                      Moody's Investors Service, Inc. (Class A Certificates).

Transaction Size:                     $600,130,849

Securities Offered:                   $44,871,000 Class 1-A-1 Certificates

                                      $44,871,000 Class 1-A-2 Certificates

                                      $190,283,000 Class 2-A-1 Certificates

                                      $150,000,000 Class 2-A-2 Certificates

                                      $150,000,000 Class 2-A-3 Certificates

Group 1 Collateral:                   3/1 Hybrid ARM Residential  Mortgage Loans: fully amortizing,  one-to-four family,  first lien  mortgage  loans.  The Group 1  Mortgage  Loans have a fixed interest rate for  approximately 3 years and thereafter the Mortgage
                                      Loans have a variable interest rate.

Group 2 Collateral:                   5/1 Hybrid ARM Residential  Mortgage Loans: fully amortizing,  one-to-four family,  first lien  mortgage  loans.  The Group 2  Mortgage  Loans have a fixed interest rate for  approximately 5 years and thereafter the Mortgage
                                      Loans have a variable interest rate.  Approximately  66.89% of the Group 2
                                      Mortgage   Loans  require  only  payments  of  interest  until  the  month following  the first  rate  adjustment  date.  Approximately  1.27% of the
                                      Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Expected Pricing Date:                Week of August 16, 2004

Expected Closing Date:                August 26, 2004

Collection Period:                    The calendar month preceding the current Distribution Date.
------------------------------------- ---------------------------------------------------------------------------











Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                               4

BoAMS 2004-H $580,025,000 (approximate)

-----------------------------------------------------------------------------------------------------------------
                                      Preliminary Summary of Terms

Distribution Date:                    25th of each month, or the next succeeding business day
                                      (First Payment Date: September 27, 2004)

Cut-Off Date:                         August 1, 2004

Class A Certificates:                 Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2 and 2-A-3 Certificates  (the
                                      "Class A Certificates"). The Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:             Class  B-1,  B-2,  B-3,  B-4,  B-5  and B-6  Certificates  (the  "Class  B
                                      Certificates"). The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:               Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:               Class 2-A-1, 2-A-2 and 2-A-3

Day Count:                            30/360

Group 1 and Group 2 Prepayment        25% CPR
Speed:

Clearing:                             DTC, Clearstream and Euroclear

                                       Original Certificate         Minimum             Incremental
Denominations:                                 Form              Denominations         Denominations
                                              -----              -------------         -------------
    Class A Offered Certificates            Book Entry               $1,000                 $1

SMMEA Eligibility:                    The Class A Certificates  and the Class B-1  Certificates  are expected to constitute "mortgage related securities" for purposes of SMMEA.

Tax Structure:                        REMIC

Optional Clean-up Call:               Any Distribution  Date on or after which the Aggregate  Principal  Balance of the Mortgage Loans  declines to 10% or less of the Aggregate  Principal
                                      Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal Balance").
-----------------------------------------------------------------------------------------------------------------











Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                               5

BoAMS 2004-H $580,025,000 (approximate)

------------------------------------- ---------------------------------------------------------------------------
                                      Preliminary Summary of Terms

Principal Distribution:               Principal will be allocated to the certificates  according to the Priority of  Distributions:  The Senior Principal  Distribution  Amount for Group 1
                                      will   generally  be   allocated   first  to  the  Class  1-A-R  and  then
                                      concurrently to the Class 1-A-1 and Class 1-A-2  Certificates  until their
                                      class   balances  have  been  reduced  to  zero.   The  Senior   Principal
                                      Distribution  Amount for Group 2 will generally be allocated  concurrently to the Class 2-A-1,  Class 2-A-2 and Class 2-A-3  Certificates until their class  balances  have been  reduced  to zero.  The  Subordinate  Principal
                                      Distribution  Amount  will  generally  be  allocated  to  the  Subordinate
                                      Certificates  on a pro-rata basis but will be distributed  sequentially in accordance  with  their  numerical  class  designations.  After  the class balance of the Class A  Certificates  of a Group has been reduced to zero, certain amounts otherwise  payable to the Subordinate  Certificates may be paid to the  Class A  Certificates  of the  other  Group  (Please  see the
                                      Priority of Distributions section.)

Interest Accrual:                     Interest  will accrue on the Class 1-A-1,  1-A-2,  2-A-1,  2-A-2 and 2-A-3
                                      Certificates  during each  one-month  period ending on the last day of the month  preceding the month in which each  Distribution  Date occurs (each, an "Interest  Accrual  Period").  The initial Interest Accrual Period will be deemed to have  commenced on August 1, 2004.  Interest which accrues on such class of  Certificates  during an  Interest  Accrual  Period  will be calculated on the  assumption  that  distributions  which reduce the class balances thereof on the Distribution  Date in that Interest Accrual Period are made on the first day of the Interest  Accrual  Period.  Interest will be calculated  on the basis of a 360-day year  consisting of twelve 30-day months.
------------------------------------- ---------------------------------------------------------------------------












Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                               6

BoAMS 2004-H $580,025,000 (approximate)

-----------------------------------------------------------------------------------------------------------------
                                     Preliminary Summary of Terms

Administrative Fee:                  The  Administrative  Fees with respect to the Trust are payable out of the interest  payments  received on each Mortgage  Loan.  The  "Administrative
                                     Fees"  consist of (a)  servicing  compensation  payable to the Servicer in respect of its servicing  activities  (the  "Servicing  Fee") and (b) fees paid to the  Trustee.  The  Administrative  Fees will accrue on the Stated
                                     Principal  Balance of each  Mortgage  Loan at a rate (the  "Administrative
                                     Fee Rate") equal to the sum of the  Servicing  Fee Rate for such  Mortgage
                                     Loan and the Trustee Fee Rate.  The  "Trustee  Fee Rate" will be [0.0035%]
                                     per  annum.  The  Servicing  Fee Rate for Loan  Group 1 will be 0.375% per annum  and the  Servicing  Fee Rate for Loan  Group 2 will be  0.250%  per annum.

Compensating Interest:               The aggregate  servicing fee payable to the Servicer for any month will be reduced by an amount  equal to the lesser of (i) the  prepayment  interest shortfall for such  Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans.  Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:          As to any Mortgage Loan and Distribution  Date, the excess of its mortgage interest rate over the Administrative Fee Rate.
-----------------------------------------------------------------------------------------------------------------











Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
------------------------------------- ------------------------------------------
                                                                               7

BoAMS 2004-H $580,025,000 (approximate)

-----------------------------------------------------------------------------------------------------------------------
                                          Preliminary Summary of Terms


Pool Distribution Amount:           The Pool  Distribution  Amount for each Loan Group with respect to any Distribution
                                    Date will be equal to the sum of (i) all  scheduled  installments  of interest (net
                                    of  the  related  Servicing  Fee)  and  principal   corresponding  to  the  related
                                    Collection  Period  for such Loan  Group,  together  with any  advances  in respect thereof or any  compensating  interest;  (ii) all proceeds of any primary  mortgage guaranty  insurance  policies and any other insurance policies with respect to such
                                    Loan Group,  to the extent such proceeds are not applied to the  restoration of the related  mortgaged  property or released to the  mortgagor in  accordance  with the
                                    Servicer's  normal  servicing  procedures  and all other cash amounts  received and retained in connection  with the  liquidation  of defaulted  Mortgage Loans in such
                                    Loan Group, by foreclosure or otherwise,  during the related  Collection Period (in each case, net of unreimbursed  expenses  incurred in connection with a liquidation or  foreclosure  and  unreimbursed  advances,  if any);  (iii) all  partial or full prepayments on the Mortgage Loans in such Loan Group  corresponding  to the related
                                    Collection  Period;  and (iv) any  substitution  adjustment  payments in connection with any defective  Mortgage Loan in such Loan Group  received with respect to such
                                    Distribution  Date or amounts received in connection with the optional  termination of the Trust as of such Distribution  Date, reduced by amounts in reimbursement for advances  previously made and other amounts as to which the Servicer is entitled to be  reimbursed  pursuant to the Pooling  Agreement.  The Pool  Distribution  Amount
                                    will not  include  any profit  received by the  Servicer  on the  foreclosure  of a
                                    Mortgage  Loan.  Such  amounts,  if  any,  will  be  retained  by the  Servicer  as additional servicing compensation.

Senior Percentage:                  The Senior  Percentage for a Loan Group on any Distribution Date will equal (i) the aggregate  class  balance of the Class A  Certificates  of such  Group  immediately prior to such date, divided by (ii) the aggregate  principal balance of the related
                                    Loan Group for such date.

Subordinate Percentage:             The Subordinate  Percentage for a Loan Group for any  Distribution  Date will equal
                                    100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment              The Subordinate  Prepayment  Percentage for a Loan Group for any Distribution  Date
Percentage:                         will  equal 100% minus the  Senior  Prepayment  Percentage  for such Loan Group for such date.
-----------------------------------------------------------------------------------------------------------------------











Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and xchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              8

BoAMS 2004-H $580,025,000 (approximate)
--------------------------------------------------------------------------------
                          Preliminary Summary of Terms

Senior Prepayment     For the following Distribution Dates, will be as follows:
Percentage:

                      Distribution Date                       Senior Prepayment Percentage
                      -----------------                       ----------------------------
                      September 2004 through August 2011      100%;
                      September 2011 through August 2012      the applicable  Senior Percentage plus,
                                                              70% of the applicable Subordinate
                                                              Percentage;
                      September 2012 through August 2013      the applicable  Senior Percentage plus,
                                                              60% of the applicable Subordinate
                                                              Percentage;
                      September 2013 through August 2014      the applicable  Senior Percentage plus,
                                                              40% of the applicable Subordinate
                                                              Percentage;
                      September 2014 through August 2015      the applicable  Senior Percentage plus,
                                                              20% of the applicable Subordinate
                                                              Percentage;
                      September 2015 and thereafter           the applicable Senior Percentage;

                      provided, however,

                      (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of both Groups divided by (y) the aggregate Principal Balance of both Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for both Loan Groups for such Distribution Date will equal 100%,

                      (ii) if for each Group of Certificates on any Distribution Date prior to the September 2007 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                      (iii) if for each Group of Certificates on or after the September 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.
--------------------------------------------------------------------------------










Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                               9

BoAMS 2004-H
$580,025,000 (approximate)

-----------------------------------------------------------------------------------------------------------------
                                          Preliminary Summary of Terms

Principal Amount:                      The Principal  Amount for any  Distribution  Date and any Loan Group will equal  the sum of (a) the  principal  portion  of  each  Monthly  Payment
                                       (without giving effect to payments to certain  reductions  thereof due on each Mortgage  Loan in such Loan Group on the related Due Date),  (b) the
                                       Stated Principal Balance, as of the date of repurchase,  of each Mortgage
                                       Loan in such Loan Group that was  repurchased  by the Depositor  pursuant to the Pooling and Servicing  Agreement as of such Distribution Date, (c)
                                       any  substitution  adjustment  payments in connection  with any defective
                                       Mortgage  Loan  in  such  Loan  Group   received  with  respect  to  such
                                       Distribution  Date, (d) any liquidation  proceeds allocable to recoveries of principal  of any  Mortgage  Loans in such Loan Group that are not yet liquidated  Mortgage Loans received  during the calendar month  preceding the month of such  Distribution  Date,  (e) with respect to each Mortgage
                                       Loan in such Loan Group that  became a  liquidated  Mortgage  Loan during the calendar  month  preceding the month of such  Distribution  Date, the amount of  liquidation  proceeds  allocable  to principal  received  with respect to such  Mortgage  Loan during the calendar  month  preceding the month of such  Distribution  Date with respect to such  Mortgage Loan and
                                       (f) all Principal  Prepayments  on any Mortgage  Loans in such Loan Group
                                       received   during  the  calendar  month   preceding  the  month  of  such
                                       Distribution Date.

Senior Principal Distribution          The  Senior  Principal  Distribution  Amount  for a Loan  Group  for  any
Amount:                                Distribution  Date will  equal the sum of (i) the Senior  Percentage  for such Loan Group of all  amounts  described  in clauses (a) through (d) of the  definition  of  "Principal  Amount"  for such  Loan  Group  and such
                                       Distribution  Date and  (ii)  the  Senior  Prepayment  Percentage  of the
                                       amounts  described in clauses (e) and (f) of the definition of "Principal
                                       Amount"  for such  Loan  Group  and such  Distribution  Date  subject  to certain reductions due to losses.

Subordinate Principal                  The Subordinate  Principal  Distribution  Amount for a Loan Group for any
Distribution Amount:                   Distribution  Date will equal the sum of (i) the  Subordinate  Percentage for such Loan Group of the amounts  described  in clauses (a) through (d)
                                       of the  definition  of  "Principal  Amount"  for such Loan Group and such
                                       Distribution  Date and (ii) the  Subordinate  Prepayment  Percentage  for
                                       such Loan Group of the  amounts  described  in clauses (e) and (f) of the
                                       definition   of   "Principal   Amount"  for  such  Loan  Group  and  such
                                       Distribution Date.
-----------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              10

BoAMS 2004-H $580,025,000 (approximate)
--------------------------------------------------------------------------------
                                 Credit Support
The Class B Certificates are cross-collateralized and provide credit support for both Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                    Class A
                             Credit Support (3.35%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.70%)
                      -------------------------------------
Priority of                         Class B-2                   Order of
Payment                      Credit Support (1.05%)             Loss Allocation
                      -------------------------------------
                                    Class B-3
                             Credit Support (0.70%)
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.45%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.25%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
         --------------------------------------------------------------
                             First, to the Trustee.
         --------------------------------------------------------------

         --------------------------------------------------------------
     Second, to the Class 1-IO and Class 2-IO Certificates to pay Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
         --------------------------------------------------------------

         --------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal.
         --------------------------------------------------------------

         --------------------------------------------------------------
                Fifth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
         --------------------------------------------------------------

         --------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
         --------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              11

BoAMS 2004-H $580,025,000 (approximate)



                            Bond Summary to Roll (1)

1-A-1
-------------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%          15%         20%          25%         30%          40%         50%
-------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.588        3.572       3.563        3.552       3.540        3.513       3.478
  Average Life (Years)                     2.648        2.270       2.094        1.927       1.770        1.483       1.227
  Modified Duration                        2.476        2.130       1.968        1.815       1.670        1.405       1.168
  First Principal Payment Date           09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004
  Last Principal Payment Date            07/25/2007  07/25/2007   07/25/2007  07/25/2007   07/25/2007  07/25/2007   07/25/2007
  Principal Payment Window (Months)          35          35           35          35           35          35           35

1-A-2
-------------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%          15%         20%          25%         30%          40%         50%
-------------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.890        3.805       3.756        3.701       3.639        3.494       3.309
  Average Life (Years)                     2.648        2.270       2.094        1.927       1.770        1.483       1.227
  Modified Duration                        2.451        2.113       1.955        1.805       1.663        1.402       1.168
  First Principal Payment Date           09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004
  Last Principal Payment Date            07/25/2007  07/25/2007   07/25/2007  07/25/2007   07/25/2007  07/25/2007   07/25/2007
  Principal Payment Window (Months)          35          35           35          35           35          35           35

2-A-1
-------------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%          15%         20%          25%         30%          40%         50%
-------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          4.205        4.184       4.172        4.158       4.143        4.105       4.058
  Average Life (Years)                     4.283        3.320       2.926        2.578       2.270        1.762       1.368
  Modified Duration                        3.814        2.987       2.647        2.344       2.076        1.629       1.279
  First Principal Payment Date           09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004
  Last Principal Payment Date            07/25/2009  07/25/2009   07/25/2009  07/25/2009   07/25/2009  07/25/2009   07/25/2009
  Principal Payment Window (Months)          59          59           59          59           59          59           59

2-A-2
-------------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%          15%         20%          25%         30%          40%         50%
-------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-16                          4.357        4.299       4.264        4.226       4.181        4.076       3.942
  Average Life (Years)                     4.283        3.320       2.926        2.578       2.270        1.762       1.368
  Modified Duration                        3.791        2.974       2.637        2.338       2.072        1.629       1.281
  First Principal Payment Date           09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004
  Last Principal Payment Date            07/25/2009  07/25/2009   07/25/2009  07/25/2009   07/25/2009  07/25/2009   07/25/2009
  Principal Payment Window (Months)          59          59           59          59           59          59           59


(1) Assumes any outstanding principal balance on the Group 1-A Certificates and the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of July 2007 and July 2009, respectively.





                            Bond Summary to Roll (1)

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                            12

BoAMS 2004-H $580,025,000 (approximate)




2-A-3
-------------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%          15%         20%          25%         30%          40%         50%
-------------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.523        4.427       4.370        4.306       4.234        4.060       3.840
  Average Life (Years)                     4.283        3.320       2.926        2.578       2.270        1.762       1.368
  Modified Duration                        3.766        2.960       2.627        2.331       2.068        1.629       1.283
  First Principal Payment Date           09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004
  Last Principal Payment Date            07/25/2009  07/25/2009   07/25/2009  07/25/2009   07/25/2009  07/25/2009   07/25/2009
  Principal Payment Window (Months)          59          59           59          59           59          59           59

(1) Assumes any outstanding principal balance on the Group 1-A Certificates and the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of July 2007 and July 2009, respectively.
































                            Bond Summary to Maturity

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              13

BoAMS 2004-H $580,025,000 (approximate)





1-A-1
-------------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%          15%         20%          25%         30%          40%         50%
-------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.988        3.877       3.824        3.774       3.725        3.635       3.551
  Average Life (Years)                     11.021       5.281       4.039        3.212       2.627        1.866       1.389
  Modified Duration                        8.052        4.377       3.474        2.837       2.367        1.725       1.306
  First Principal Payment Date           09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004
  Last Principal Payment Date            08/25/2034  08/25/2034   08/25/2034  08/25/2034   08/25/2034  08/25/2034   06/25/2031
  Principal Payment Window (Months)         360          360         360          360         360          360         322

1-A-2
-------------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%          15%         20%          25%         30%          40%         50%
-------------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.081        3.990       3.933        3.868       3.794        3.619       3.400
  Average Life (Years)                     11.021       5.281       4.039        3.212       2.627        1.866       1.389
  Modified Duration                        7.890        4.309       3.428        2.807       2.348        1.719       1.307
  First Principal Payment Date           09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004
  Last Principal Payment Date            08/25/2034  08/25/2034   08/25/2034  08/25/2034   08/25/2034  08/25/2034   06/25/2031
  Principal Payment Window (Months)         360          360         360          360         360          360         322

2-A-1
-------------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%          15%         20%          25%         30%          40%         50%
-------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          4.254        4.222       4.204        4.184       4.164        4.117       4.064
  Average Life (Years)                     11.553       5.485       4.176        3.307       2.695        1.902       1.409
  Modified Duration                        8.189        4.432       3.511        2.862       2.385        1.734       1.311
  First Principal Payment Date           09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004
  Last Principal Payment Date            08/25/2034  08/25/2034   08/25/2034  08/25/2034   08/25/2034  08/25/2034   01/25/2033
  Principal Payment Window (Months)         360          360         360          360         360          360         341

2-A-2
-------------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%          15%         20%          25%         30%          40%         50%
-------------------------------------------------------------------------------------------------------------------------------
  Yield at 100-16                          4.325        4.299       4.274        4.240       4.197        4.090       3.951
  Average Life (Years)                     11.553       5.485       4.176        3.307       2.695        1.902       1.409
  Modified Duration                        8.090        4.396       3.490        2.850       2.378        1.734       1.313
  First Principal Payment Date           09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004
  Last Principal Payment Date            08/25/2034  08/25/2034   08/25/2034  08/25/2034   08/25/2034  08/25/2034   10/25/2032
  Principal Payment Window (Months)         360          360         360          360         360          360         338

2-A-3
-------------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%          15%         20%          25%         30%          40%         50%
-------------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.403        4.386       4.353        4.306       4.243        4.075       3.852
  Average Life (Years)                     11.553       5.485       4.176        3.307       2.695        1.902       1.409
  Modified Duration                        7.986        4.359       3.467        2.837       2.371        1.733       1.315
  First Principal Payment Date           09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004  09/25/2004   09/25/2004
  Last Principal Payment Date            08/25/2034  08/25/2034   08/25/2034  08/25/2034   08/25/2034  08/25/2034   10/25/2032
  Principal Payment Window (Months)         360          360         360          360         360          360         338




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              14

BoAMS 2004-H $580,025,000 (approximate)

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans


Description of The Group 1 Mortgage Loans
-----------------------------------------

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S.dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------------------------------------

The  approximate  collateral  statistics  for the Group 1 Mortgage  Loans are listed  below as of the Cut-Off
Date.  The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------------------------------------
                                                            Collateral Summary       Range (if applicable)
                                                            ------------------       ---------------------
Total Outstanding Loan Balance                                   $92,853,661
Total Number of Loans                                                    178
Average Loan Principal Balance                                      $521,650       $335,596 to $1,122,800
WA Gross Coupon                                                       4.938%              2.750% to 6.375%
WA FICO                                                                  731                    633 to 816
WA Original Term (mos.)                                                  360                    360 to 360
WA Remaining Term (mos.)                                                 359                    359 to 360
WA OLTV                                                               73.40%              19.23% to 95.00%
WA Months to First Rate Adjustment Date                            35 months               35 to 36 months
Gross Margin                                                          2.250%
WA Rate Ceiling                                                      10.938%             8.750% to 12.375%
Geographic Concentration of Mortgaged Properties (Top       CA        55.82%
5 States) based on the Aggregate Stated Principal           IL         9.98%
Balance                                                     FL         7.14%
                                                            MD         3.04%
                                                            MA         2.66%
----------------------------------------------------------------------------------------------------------











Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              15

BoAMS 2004-H $580,025,000 (approximate)

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)
--------------------------------------------------------------------------------

                                                             Aggregate                % of
                                     Number Of            Stated Principal         Cut-Off Date
                                      Mortgage             Balance as of          Pool Principal
        Occupancy                      Loans                Cut-Off Date             Balance
------------------------------------------------------------------------------------------------
Primary Residence                       157                $82,799,177.57              89.17%
Second Home                              13                  6,638,777.27                7.15
Investor Property                         8                  3,415,706.57                3.68
------------------------------------------------------------------------------------------------
Total:                                  178                $92,853,661.41             100.00%
================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 1 Mortgage Loans
--------------------------------------------------------------------------------

                                                             Aggregate                 % of
                                     Number Of            Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
        Property Type                 Loans                 Cut-Off Date              Balance
------------------------------------------------------------------------------------------------
Single Family Residence                 109                $57,513,706.91              61.94%
PUD-Detached                             29                 15,392,824.29               16.58
Condominium                              22                 10,089,153.64               10.87
2-Family                                 10                  5,648,842.35                6.08
PUD-Attached                              5                  2,270,538.71                2.45
3-Family                                  2                  1,251,232.74                1.35
4-Family                                  1                    687,362.77                0.74
------------------------------------------------------------------------------------------------
Total:                                  178                $92,853,661.41             100.00%
================================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans
--------------------------------------------------------------------------------

                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
        Purpose                       Loans                Cut-Off Date               Balance
------------------------------------------------------------------------------------------------
Purchase                                113                $60,610,933.26              65.28%
Refinance-Rate/Term                      32                 16,217,567.19               17.47
Refinance-Cashout                        33                 16,025,160.96               17.26
------------------------------------------------------------------------------------------------
Total:                                  178                $92,853,661.41             100.00%
================================================================================================











Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2004-H $580,025,000 (approximate)

              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans (1)
--------------------------------------------------------------------------------
                                             Aggregate            % of
                           Number Of      Stated Principal     Cut-Off Date
                           Mortgage         Balance as of     Pool Principal
     Geographic Area         Loans          Cut-Off Date         Balance
--------------------------------------------------------------------------------
California                     98         $51,827,358.97          55.82%
Illinois                       18           9,266,506.92           9.98
Florida                        13           6,630,647.44           7.14
Maryland                        5           2,824,229.39           3.04
Massachusetts                   5           2,468,718.10           2.66
Colorado                        3           1,957,840.24           2.11
North Carolina                  5           1,937,319.57           2.09
New Jersey                      3           1,824,490.68           1.96
Virginia                        4           1,608,625.76           1.73
Georgia                         3           1,412,539.69           1.52
Washington                      3           1,350,000.00           1.45
Missouri                        2           1,289,000.00           1.39
Minnesota                       3           1,258,215.12           1.36
Connecticut                     1           1,122,800.00           1.21
Texas                           2             977,763.04           1.05
Nevada                          2             969,321.12           1.04
South Carolina                  2             879,524.18           0.95
Wisconsin                       1             699,078.20           0.75
Ohio                            1             651,198.31           0.70
New York                        1             555,362.24           0.60
Utah                            1             519,749.74           0.56
Michigan                        1             434,000.00           0.47
Pennsylvania                    1             389,372.70           0.42
--------------------------------------------------------------------------------
Total:                        178         $92,853,661.41          100.00%
================================================================================
(1) As of the Cut-Off Date, no more than approximately 1.61% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.










Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              17

BoAMS 2004-H
$580,025,000 (approximate)




               California State Distribution of the Mortgaged Properties of the
                                   Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                                      % of
                                                          Aggregate               Cut-Off Date
                                      Number Of        Stated Principal          Pool Principal
                                     Mortgage           Balance as of         Balance of the California
California State Distribution          Loans            Cut-Off Date              Mortgage Loans
----------------------------------------------------------------------------------------------------
Northern California                     51              $26,238,078.50              50.63%
Southern California                     47               25,589,280.47               49.37
----------------------------------------------------------------------------------------------------
Total:                                  98              $51,827,358.97             100.00%
====================================================================================================


                 Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                            Aggregate                % of
                                      Number Of          Stated Principal         Cut-Off Date
  Current Mortgage Loan               Mortgage             Balance as of         Pool Principal
   Principal Balances ($)              Loans               Cut-Off Date             Balance
----------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00                  8               $2,740,976.56               2.95%
350,000.01 - 400,000.00                 40               15,064,640.49               16.22
400,000.01 - 450,000.00                 21                8,948,174.40                9.64
450,000.01 - 500,000.00                 30               14,402,894.13               15.51
500,000.01 - 550,000.00                 19               10,016,539.55               10.79
550,000.01 - 600,000.00                 18               10,376,901.65               11.18
600,000.01 - 650,000.00                 13                8,140,173.94                8.77
650,000.01 - 700,000.00                 12                8,169,818.49                8.80
700,000.01 - 750,000.00                  5                3,653,144.50                3.93
750,000.01 - 800,000.00                  1                  757,000.00                0.82
800,000.01 - 850,000.00                  1                  806,000.00                0.87
850,000.01 - 900,000.00                  1                  858,892.98                0.92
900,000.01 - 950,000.00                  2                1,841,250.00                1.98
950,000.01 - 1,000,000.00                6                5,954,454.72                6.41
1,000,000.01 - 1,500,000.00              1                1,122,800.00                1.21
----------------------------------------------------------------------------------------------------
Total:                                 178                 $92,853,661.41             100.00%
====================================================================================================

(1)  As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately  $521,650.











Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              18

BoAMS 2004-H
$580,025,000 (approximate)





               Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                              Aggregate                   % of
                                     Number Of              Stated Principal         Cut-Off Date
Original Loan-To-Value                Mortgage               Balance as of          Pool Principal
       Ratios (%)                      Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
15.01 - 20.00                            1                    $499,370.93               0.54%
20.01 - 25.00                            1                     395,000.00                0.43
35.01 - 40.00                            3                   1,792,234.91                1.93
45.01 - 50.00                            3                   1,955,907.92                2.11
50.01 - 55.00                            6                   3,668,836.07                3.95
55.01 - 60.00                            3                   1,800,233.17                1.94
60.01 - 65.00                            9                   5,389,406.88                5.80
65.01 - 70.00                           18                   9,997,204.02               10.77
70.01 - 75.00                           24                  11,952,382.84               12.87
75.01 - 80.00                          107                  54,270,246.47               58.45
90.01 - 95.00                            3                   1,132,838.20                1.22
----------------------------------------------------------------------------------------------------
Total:                                 178                 $92,853,661.41             100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 73.40%.

               Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                            Aggregate                   % of
                                    Number Of              Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of          Pool Principal
Mortgage Interest Rates (%)           Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
2.501 - 2.750                            1                    $551,011.50               0.59%
3.251 - 3.500                            1                     389,372.70                0.42
3.501 - 3.750                            1                     998,493.84                1.08
3.751 - 4.000                            2                     959,803.01                1.03
4.001 - 4.250                            2                   1,006,594.26                1.08
4.251 - 4.500                           19                  11,008,059.61               11.86
4.501 - 4.750                           20                  10,606,370.82               11.42
4.751 - 5.000                           65                  33,292,688.25               35.86
5.001 - 5.250                           45                  22,491,122.09               24.22
5.251 - 5.500                           18                   9,204,807.84                9.91
5.501 - 5.750                            3                   1,657,974.72                1.79
6.251 - 6.500                            1                     687,362.77                0.74
----------------------------------------------------------------------------------------------------
Total:                                 178                 $92,853,661.41             100.00%
====================================================================================================
(1)   As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.938% per annum.











Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              19

BoAMS 2004-H
$580,025,000 (approximate)




                            Gross Margins of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                     Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
Gross Margin (%)                      Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
2.250                                  178                 $92,853,661.41             100.00%
----------------------------------------------------------------------------------------------------
Total:                                 178                 $92,853,661.41             100.00%
====================================================================================================


                                     Rate Ceilings of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                         Aggregate                    % of
                                    Number Of           Stated Principal            Cut-Off Date
                                     Mortgage            Balance as of            Pool Principal
 Rate Ceilings (%)                    Loans              Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
8.001 - 9.000                            1                    $551,011.50               0.59%
9.001 - 10.000                           4                   2,347,669.55                2.53
10.001 - 11.000                        106                  55,913,712.94               60.22
11.001 - 12.000                         66                  33,353,904.65               35.92
12.001 - 13.000                          1                     687,362.77                0.74
----------------------------------------------------------------------------------------------------
Total:                                 178                 $92,853,661.41             100.00%
====================================================================================================

(1)  As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately
     10.938% per annum.


                              First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                            Aggregate                   % of
                                    Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
 First Rate Adjustment Date          Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
July 1, 2007                          104                  $52,030,498.37              56.03%
August 1, 2007                         74                   40,823,163.04               43.97
----------------------------------------------------------------------------------------------------
Total:                                178                  $92,853,661.41             100.00%
====================================================================================================

(1)  As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.












Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              20

BoAMS 2004-H $580,025,000 (approximate)





                Remaining Terms of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
Remaining Term (Months)                                      Aggregate                  % of
                                    Number Of            Stated Principal           Cut-Off Date
                                    Mortgage               Balance as of           Pool Principal
                                     Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
341 - 360                             178                  $92,853,661.41             100.00%
----------------------------------------------------------------------------------------------------
Total:                                178                  $92,853,661.41             100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.


         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans(1)

----------------------------------------------------------------------------------------------------
Credit Scores                                                Aggregate                 % of
                                   Number Of             Stated Principal          Cut-Off Date
                                   Mortgage                Balance as of          Pool Principal
                                     Loans                 Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
801 - 850                               9                   $4,046,212.18               4.36%
751 - 800                              56                   30,633,468.03               32.99
701 - 750                              64                   33,451,756.40               36.03
651 - 700                              42                   21,187,815.73               22.82
601 - 650                               6                    2,834,409.07                3.05
Not Scored                              1                      700,000.00                0.75
----------------------------------------------------------------------------------------------------
Total:                                178                  $92,853,661.41             100.00%
====================================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).




















Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              21

BoAMS 2004-H $580,025,000 (approximate)


                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans
-----------------------------------------

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 66.89% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


Approximately 1.27% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.


The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-------------------------------------------------------------------------------------------------------------------
                                                               Collateral Summary            Range (if applicable)
Total Outstanding Loan Balance                                       $507,277,188
Total Number of Loans                                                         973
Average Loan Principal Balance                                           $521,354            $24,000 to $1,500,000
WA Gross Coupon                                                            5.379%                 3.750% to 6.875%
WA FICO                                                                       737                       621 to 815
WA Original Term (mos.)                                                       359                       180 to 360
WA Remaining Term (mos.)                                                      358                       179 to 360
WA OLTV                                                                    72.73%                 19.62% to 95.00%
WA Months to First Rate Adjustment Date                                 59 months                  56 to 60 months
Gross Margin                                                               2.250%
WA Rate Ceiling                                                           10.379%                8.750% to 11.875%
-------------------------------------------------------------------------------------------------------------------





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              22

BoAMS 2004-H $580,025,000 (approximate)

-------------------------------------------------------------------------------------------------------------------
Geographic Concentration of Mortgaged                                CA        58.51%
Properties (Top 5 States) based on the Aggregate                     FL         8.56%
Stated Principal Balance                                             VA         5.66%
                                                                     IL         3.45%
                                                                     MD         2.27%
-------------------------------------------------------------------------------------------------------------------


       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans(1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
 Occupancy                            Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Primary Residence                     859                 $447,542,214.20              88.22%
Second Home                            98                   52,429,313.77               10.34
Investor Property                      16                    7,305,660.06                1.44
----------------------------------------------------------------------------------------------------
Total:                                973                 $507,277,188.03             100.00%
====================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
 Property Type                        Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Single Family Residence               602                 $326,508,709.95              64.36%
PUD-Detached                          202                  105,400,351.61               20.78
Condominium                           118                   51,071,605.95               10.07
PUD-Attached                           32                   13,480,760.29                2.66
2-Family                                8                    4,341,931.20                0.86
Townhouse                               6                    2,773,999.98                0.55
4-Family                                2                    1,890,400.00                0.37
3-Family                                3                    1,809,429.05                0.36
----------------------------------------------------------------------------------------------------
Total:                                973                 $507,277,188.03             100.00%
====================================================================================================










              Mortgage Loan Purpose of the Group 2 Mortgage Loans

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              23

BoAMS 2004-H $580,025,000 (approximate)




----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                    Number Of            Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
Purpose                              Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Purchase                              701                 $370,767,343.47              73.09%
Refinance-Rate/Term                   136                   70,140,849.67               13.83
Refinance-Cashout                     136                   66,368,994.89               13.08
----------------------------------------------------------------------------------------------------
Total:                                973                 $507,277,188.03             100.00%
====================================================================================================



































Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage Loans (1)


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              24

BoAMS 2004-H $580,025,000 (approximate)

----------------------------------------------------------------------------------------------------
                                                            Aggregate                  % of
                                    Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
      Geographic Area                 Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
California                            560                $296,795,527.18               58.51%
Florida                                89                  43,431,865.40                 8.56
Virginia                               60                  28,721,240.10                 5.66
Illinois                               31                  17,492,886.91                 3.45
Maryland                               25                  11,535,654.65                 2.27
Georgia                                20                  11,262,131.86                 2.22
Washington                             17                   9,624,527.96                 1.90
Nevada                                 19                   9,480,000.02                 1.87
District of Columbia                   17                   8,966,829.57                 1.77
North Carolina                         19                   8,950,082.91                 1.76
South Carolina                         15                   7,839,978.52                 1.55
Arizona                                14                   7,099,462.17                 1.40
Colorado                               12                   6,067,499.00                 1.20
Texas                                  12                   5,977,962.04                 1.18
New Jersey                              7                   4,177,888.67                 0.82
New York                                6                   4,088,682.21                 0.81
Wisconsin                               4                   3,273,296.39                 0.65
Connecticut                             6                   2,777,065.50                 0.55
Oregon                                  4                   2,335,408.93                 0.46
New Mexico                              4                   2,178,600.00                 0.43
Hawaii                                  4                   1,942,000.00                 0.38
Vermont                                 3                   1,878,997.27                 0.37
Minnesota                               3                   1,447,993.03                 0.29
Rhode Island                            2                   1,399,562.17                 0.28
Massachusetts                           3                   1,153,969.56                 0.23
Ohio                                    2                   1,080,000.00                 0.21
Tennessee                               2                   1,027,063.74                 0.20
Michigan                                3                   1,026,583.00                 0.20
Pennsylvania                            2                     989,407.00                 0.20
Utah                                    2                     894,600.00                 0.18
Idaho                                   2                     834,597.27                 0.16
Kentucky                                1                     460,000.00                 0.09
West Virginia                           1                     371,925.00                 0.07
Arkansas                                1                     354,400.00                 0.07
Missouri                                1                     339,500.00                 0.07
----------------------------------------------------------------------------------------------------
Total:                                973                $507,277,188.03              100.00%
====================================================================================================

(1)  As of the Cut-Off Date, no more than approximately 1.09% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.











Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
-------------------------------------------------------------------------------
                                                                             25

BoAMS 2004-H   $580,025,000 (approximate)



        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                                     % of
                                                          Aggregate                Cut-Off Date
                                     Number Of         Stated Principal            Pool Principal
                                      Mortgage          Balance as of           Balance of the California
 California State Distribution         Loans            Cut-Off Date              Mortgage Loans
----------------------------------------------------------------------------------------------------
Northern California                    301             $159,812,199.97              53.85%
Southern California                    259              136,983,327.21               46.15
----------------------------------------------------------------------------------------------------
Total:                                 560             $296,795,527.18             100.00%
====================================================================================================


      Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------

                                                          Aggregate                 % of
                                     Number Of          Stated Principal         Cut-Off Date
 Current Mortgage Loan                Mortgage           Balance as of          Pool Principal
 Principal Balances ($)                Loans             Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
0.01 - 50,000.00                         1                     $24,000.00               0.00%
100,000.01 - 150,000.00                  2                     267,200.00                0.05
150,000.01 - 200,000.00                  7                   1,258,758.00                0.25
200,000.01 - 250,000.00                  3                     661,184.10                0.13
250,000.01 - 300,000.00                  1                     256,000.00                0.05
300,000.01 - 350,000.00                 54                  18,488,222.27                3.64
350,000.01 - 400,000.00                225                  84,996,014.88               16.76
400,000.01 - 450,000.00                166                  71,072,153.56               14.01
450,000.01 - 500,000.00                150                  71,666,519.27               14.13
500,000.01 - 550,000.00                 85                  44,665,928.99                8.81
550,000.01 - 600,000.00                 70                  40,705,386.65                8.02
600,000.01 - 650,000.00                 50                  31,551,689.15                6.22
650,000.01 - 700,000.00                 30                  20,410,974.93                4.02
700,000.01 - 750,000.00                 29                  21,262,636.84                4.19
750,000.01 - 800,000.00                 14                  10,970,244.10                2.16
800,000.01 - 850,000.00                 11                   9,076,850.00                1.79
850,000.01 - 900,000.00                 10                   8,932,835.46                1.76
900,000.01 - 950,000.00                 11                  10,171,586.25                2.01
950,000.01 - 1,000,000.00               27                  26,705,428.52                5.26
1,000,000.01 - 1,500,000.00             27                  34,133,575.06                6.73
----------------------------------------------------------------------------------------------------
Total:                                 973                $507,277,188.03             100.00%
====================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $521,354.


      Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)


Banc of America Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. -----------------------------------------------------------------------------26

BoAMS 2004-H $580,025,000 (approximate)




----------------------------------------------------------------------------------------------------
                                                            Aggregate                   % of
                                    Number Of             Stated Principal          Cut-Off Date
Original Loan-To-Value               Mortgage              Balance as of           Pool Principal
Ratios (%)                            Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
15.01 - 20.00                           1                    $613,896.88                0.12%
20.01 - 25.00                           6                   3,985,619.83                 0.79
25.01 - 30.00                           4                   1,849,616.18                 0.36
30.01 - 35.00                           4                   1,980,382.45                 0.39
35.01 - 40.00                          10                   5,240,491.12                 1.03
40.01 - 45.00                           4                   2,057,539.81                 0.41
45.01 - 50.00                          19                  11,977,587.35                 2.36
50.01 - 55.00                          31                  17,445,303.86                 3.44
55.01 - 60.00                          45                  25,145,794.24                 4.96
60.01 - 65.00                          52                  30,917,085.25                 6.09
65.01 - 70.00                         100                  56,666,935.64                11.17
70.01 - 75.00                         119                  69,009,535.18                13.60
75.01 - 80.00                         537                 263,533,784.61                51.95
80.01 - 85.00                           2                     937,377.75                 0.18
85.01 - 90.00                          26                  10,936,377.33                 2.16
90.01 - 95.00                          13                   4,979,860.55                 0.98
----------------------------------------------------------------------------------------------------
Total:                                973                $507,277,188.03              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 72.73%.

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                                                              27

BoAMS 2004-H $580,025,000 (approximate)




        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                            Aggregate                   % of
                                   Number Of            Stated Principal            Cut-Off Date
                                    Mortgage              Balance as of            Pool Principal
Mortgage Interest Rates (%)          Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
3.501 - 3.750                           1                    $130,500.00                0.03%
3.751 - 4.000                           6                   3,426,034.71                 0.68
4.001 - 4.250                          20                  12,188,789.44                 2.40
4.251 - 4.500                          18                  11,106,054.76                 2.19
4.501 - 4.750                          31                  14,275,198.02                 2.81
4.751 - 5.000                          79                  43,934,378.12                 8.66
5.001 - 5.250                         165                  84,587,799.82                16.67
5.251 - 5.500                         316                 165,209,713.85                32.57
5.501 - 5.750                         261                 133,051,185.66                26.23
5.751 - 6.000                          68                  34,232,733.65                 6.75
6.001 - 6.250                           5                   3,132,800.00                 0.62
6.251 - 6.500                           2                     802,000.00                 0.16
6.751 - 7.000                           1                   1,200,000.00                 0.24
----------------------------------------------------------------------------------------------------
Total:                                973                $507,277,188.03              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.379% per annum.


                   Gross Margins of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                           Aggregate                 % of
                                   Number Of            Stated Principal          Cut-Off Date
                                    Mortgage             Balance as of          Pool Principal
Gross Margin (%)                     Loans                Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
2.250                                 973                $507,277,188.03             100.00%
----------------------------------------------------------------------------------------------------
Total:                                973                $507,277,188.03             100.00%
====================================================================================================











Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              28

BoAMS 2004-H $580,025,000 (approximate)



                 Rate Ceilings of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                            Aggregate                   % of
                                    Number Of            Stated Principal           Cut-Off Date
                                     Mortgage             Balance as of            Pool Principal
  Rate Ceilings (%)                   Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
8.001 - 9.000                             7                $3,556,534.71                0.70%
9.001 - 10.000                          148                81,504,420.34                16.07
10.001 - 11.000                         810               417,081,432.98                82.22
11.001 - 12.000                           8                 5,134,800.00                 1.01
----------------------------------------------------------------------------------------------------
Total:                                  973              $507,277,188.03              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.379% per annum.


          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                               Aggregate               % of
                                      Number of          Statistical Principal      Cut-Off Date
                                       Mortgage              Balance as of         Pool Principal
First Rate Adjustment Date              Loans                 Cut-Off Date            Balance
----------------------------------------------------------------------------------------------------
April 1, 2009                              3                  $1,752,854.87            0.35%
May 1, 2009                               15                   7,789,873.72             1.54
June 1, 2009                              15                   9,524,103.04             1.88
July 1, 2009                             539                 278,288,268.40            54.86
August 1, 2009                           401                 209,922,088.00            41.38
----------------------------------------------------------------------------------------------------
Total:                                   973                $507,277,188.03          100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              29

BoAMS 2004-H $580,025,000 (approximate)


                Remaining Terms of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                           Aggregate                  % of
                                   Number Of            Stated Principal           Cut-Off Date
                                    Mortgage             Balance as of            Pool Principal
Remaining Term (Months)              Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
161 - 180                               4                  $2,499,696.88               0.49%
341 - 360                             969                 504,777,491.15               99.51
----------------------------------------------------------------------------------------------------
Total:                                973                $507,277,188.03             100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                           Aggregate                   % of
                                   Number Of            Stated Principal            Cut-Off Date
                                    Mortgage             Balance as of             Pool Principal
   Credit Scores                     Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
801 - 850                              31                 $16,129,629.87                3.18%
751 - 800                             410                 218,387,174.23                43.05
701 - 750                             305                 158,228,916.63                31.19
651 - 700                             173                  88,033,952.40                17.35
601 - 650                              49                  23,849,011.59                 4.70
Not Scored                              5                   2,648,503.31                 0.52
----------------------------------------------------------------------------------------------------
Total:                                973                $507,277,188.03              100.00%
====================================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).











Banc of America Securities LLC
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purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------
                                                                              30